SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) FEBRUARY 5, 2003

AIRSPAN NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip code)

(561) 893-8670

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On February 5, 2003, Airspan Networks, Inc. issued a press release reporting its financial results for the fourth quarter and full year ended December 31, 2002. A copy of such press release is attached, and incorporated herein by reference, as Exhibit 99.1.

Item 7. Exhibits

(c) Exhibits

99.1         Press Release dated February 5, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2003

AIRSPAN NETWORKS, INC

By:	/s/ Peter Aronstam
Peter Aronstam Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1         Press release dated February 5, 2003